Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Legg Mason Profit Sharing and 401(k) Plan and Trust (the “Plan”) on Form 11-K for the period ending December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Mark R. Fetting, Chief Executive Officer of Legg Mason, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Mark R. Fetting
Mark R. Fetting
Chief Executive Officer
June 30, 2008